EXHIBIT 10.1

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

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10.	TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS			16
	10.1	Grant of Restricted Stock Units		16
	10.2	Restrictions		16
	10.3	Rights of Holders of Restricted Stock Units		16
		10.3.1	Voting and Dividend Rights	16
		10.3.2	Creditor’s Rights	17
	10.4	Termination of Service		17
	10.5	Purchase of Shares of Stock Subject to Restricted Stock Units		17
	10.6	Delivery of Shares of Stock		17

11.	FORMS OF PAYMENT			18
	11.1	General Rule		18
	11.2	Surrender of Shares of Stock		18
	11.3	Other Forms of Payment		18

12.	REQUIREMENTS OF LAW			18
	12.1	General		18
	12.2	Rule 16b-3		19

13.	RESTRICTIONS ON TRANSFER OF SHARES OF STOCK			19
	13.1	Right of First Refusal		19
	13.2	Repurchase and Other Rights		20
	13.3	Installment Payments		20
	13.4	Publicly Traded Stock		20
	13.5	Legend		20

14.	EFFECT OF CHANGES IN CAPITALIZATION			21
	14.1	Changes in Stock		21
	14.2	Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control		21
	14.3	Change in Control in which Awards are not Assumed		22
	14.4	Change in Control in which Awards are Assumed		22
	14.5	Adjustments		23
	14.6	No Limitations on Company		23

15.	PARACHUTE LIMITATIONS			23

16.	GENERAL PROVISIONS			24
	16.1	Disclaimer of Rights		24
	16.2	Nonexclusivity of the Plan		24
	16.3	Withholding Taxes		24
	16.4	Captions		25
	16.5	Construction		25
	16.6	Other Provisions		25
	16.7	Number and Gender		25
	16.8	Severability		25
	16.9	Governing Law		26
	16.10	Section 409A of the Code		26
	16.11	Limitation on Liability		26

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BRAEBURN PHARMACEUTICALS, INC.
2015 EQUITY INCENTIVE PLAN

1.                                      PURPOSE

The Plan is intended to (a) provide eligible individuals with an incentive to contribute to the success of the Company and to operate and manage the Company’s business in a manner that will provide for the Company’s long-term growth and success and that will benefit its stockholders and other important stakeholders, including its employees and customers, and (b) provide a means of recruiting, rewarding, and retaining key personnel.  To this end, the Plan provides for the grant of Awards of Options, Stock Appreciation Rights, and Restricted Stock Units.  Any of these Awards may, but need not, be made as performance incentives to reward the holders of such Awards for the achievement of performance goals in accordance with the terms of the Plan.  Options granted under the Plan may be Nonqualified Stock Options or Incentive Stock Options, as provided herein.

The Plan is a “compensatory benefit plan” within the meaning of Rule 701 of the Securities Act and an “employee compensation plan” within the meaning of Section 12(g)(5) of the Exchange Act, and all Awards granted under the Plan are intended to qualify for an exemption from the registration requirements under the Securities Act.

2.                                      DEFINITIONS

For purposes of interpreting the Plan documents, including the Plan and Award Agreements, the following capitalized terms shall have the meanings specified below, unless the context clearly indicates otherwise:

2.1                               “Affiliate” shall mean, with respect to any Person, any other Person that, directly or indirectly, controls, is controlled by, or is under common control with such Person and/or one or more Affiliates thereof.  As used in this definition and the definition of Change in Control, the term “control,” including the correlative terms “controlling,” “controlled by,” and “under common control with,” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies (whether through the ownership of securities or any partnership or other ownership interests, by contract or otherwise) of a Person.  For purposes of grants of Options or Stock Appreciation Rights, an entity may not be considered an Affiliate unless the Company holds a Controlling Interest in such entity.

2.2                               “Applicable Laws” shall mean the legal requirements relating to the Plan and the Awards under (a) applicable provisions of the Code, the Securities Act, the Exchange Act, any rules or regulations thereunder, and any other laws, rules, regulations, and government orders of any jurisdiction applicable to the Company or its Affiliates, (b) applicable provisions of the corporate, securities, tax, and other laws, rules, regulations, and government orders of any jurisdiction applicable to Awards granted to residents thereof, and (c) the rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

2.3                               “Award” shall mean a grant under the Plan of an Option, a Stock Appreciation Right, or a Restricted Stock Unit.

2.4                               “Award Agreement” shall mean the written agreement, in such written, electronic, or other form as determined by the Committee, between the Company and a Grantee that evidences and sets forth the terms and conditions of an Award.

2.5                               “Beneficial Owner” shall have the meaning set forth in Rule 13d-3 under the Exchange Act.

2.6                               “Benefit Arrangement” shall mean any formal or informal plan or other arrangement for the direct or indirect provision of compensation to a Grantee (including groups or classes of Grantees or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Grantee.

2.7                               “Board” shall mean the Board of Directors of the Company.

2.8                               “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting) in equity of such Person, whether outstanding on the Effective Date or issued thereafter, including, without limitation, all shares of Stock.

2.9                               “Change in Control” shall mean, subject to Section 16.10, the occurrence of any of the following:

(a)                                 A transaction or a series of related transactions whereby any Person or Group (other than the Company or any Affiliate or an employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries) becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the total voting power of the Voting Stock of the Company, on a Fully Diluted Basis;

(b)                                 The Company consolidates with, or merges with or into, any Person, or any Person consolidates with, or merges with or into, the Company (regardless of whether the Company is the surviving Person), other than any such transaction in which the Prior Stockholders own, directly or indirectly, at least a majority of the voting power of the Voting Stock of the surviving Person in such reorganization, merger, or consolidation transaction immediately after such transaction;

(c)                                  The consummation of any direct or indirect sale, lease, transfer, conveyance, or other disposition (other than by way of reorganization, merger, or consolidation), in one transaction or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to any Person or Group (other than the Company or any Affiliate or an employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries); or

(d)                                 The stockholders of the Company adopt a plan or proposal for the liquidation, winding up, or dissolution of the Company.

The Board shall have full and final authority, in its sole discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such Change in Control, and any incidental matters relating thereto.

2.10                        “Code” shall mean the Internal Revenue Code of 1986, as amended, as now in effect or as hereafter amended, and any successor thereto.  References in the Plan to any Code Section shall be deemed to include, as applicable, regulations and guidance promulgated under such Code Section.

2.11                        “Committee” shall mean a committee of, and designated from time to time by resolution of, the Board, which shall consist of one or more members of the Board.

2.12                        “Company” shall mean Braeburn Pharmaceuticals, Inc. and any successor thereto.

2.13                        “Controlling Interest” shall have the meaning set forth in Treasury Regulation Section 1.414(c)-2(b)(2)(i); provided that (a) except as specified in clause (b) below, an interest of “at least 50 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1,414(c)-2(b)(2)(i) and (b) where a grant of Options or Stock Appreciation Rights is based upon a legitimate business criterion, an interest of “at least 20 percent” shall be used instead of an interest of “at least 80 percent” in each case where “at least 80 percent” appears in Treasury Regulation Section 1414(c)-2(b)(2)(i).

2.14                        “Disability” shall mean the inability of a Grantee to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than twelve (12) months; provided that, with respect to rules regarding the expiration of an Incentive Stock Option following termination of a Grantee’s Service, Disability shall mean the inability of such Grantee to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

2.15                        “Disqualified Individual” shall have the meaning set forth in Code Section 280G(c).

2.16                        “Effective Date” shall mean June 2, 2015, subject to approval of the Plan by the Company’s stockholders.

2.17                        “Employee” shall mean, as of any date of determination, an employee (including an officer) of the Company or an Affiliate.

2.18                        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.19                        “Fair Market Value” shall mean the fair market value of a share of Stock for purposes of the Plan, which shall be, as of any date of determination:

(a)                                 If on such date the shares of Stock are listed on a Stock Exchange or are publicly traded on another Securities Market, the Fair Market Value of a share of Stock shall be the closing price of the Stock as reported on such Stock Exchange or such

Securities Market (provided that, if there is more than one such Stock Exchange or Securities Market, the Committee shall designate the appropriate Stock Exchange or Securities Market for purposes of the Fair Market Value determination).  If there is no such reported closing price on such date, the Fair Market Value of a share of Stock shall be the closing price of the Stock on the next preceding day on which any sale of Stock shall have been reported on such Stock Exchange or such Securities Market.

(b)                                 If on such date the shares of Stock are not listed on a Stock Exchange or publicly traded on a Securities Market, the Fair Market Value of a share of Stock shall be the value of the Stock as determined by the Board by the reasonable application of a reasonable valuation method, in a manner consistent with Code Section 409A.

Notwithstanding this Section 2.19 or Section 16.3, for purposes of determining taxable income and the amount of the related tax withholding obligation pursuant to Section 16.3, the Fair Market Value will be determined by the Board in good faith using any reasonable method as it deems appropriate, to be applied consistently with respect to Grantees; provided, further, that the Board shall determine the Fair Market Value of shares of Stock for tax withholding obligations due in connection with sales, by or on behalf of a Grantee, of such shares of Stock subject to an Award to pay the Option Price, SAR Price, and/or any tax withholding obligation on the same date on which such shares may first be sold pursuant to the terms of the applicable Award Agreement in any manner consistent with applicable provisions of the Code, including but not limited to using the sale price of such shares on such date {or if sales of such shares are effectuated at more than one sale price, the weighted average sale price of such shares on such date) as the Fair Market Value of such shares, so long as such Grantee has provided the Company, or its designee or agent, with advance written notice of such sale.

2.20                        “Family Member” shall mean, with respect to any Grantee as of any date of determination, (a) a Person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of such Grantee, (b) any Person sharing such Grantee’s household (other than a tenant or employee), (c) a trust in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the beneficial interest, (d) a foundation in which any one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) control the management of assets, and (e) any other entity in which one or more of the Persons specified in clauses (a) and (b) above (and such Grantee) own more than fifty percent (50%) of the voting interests.

2.21                        “Fully Diluted Basis” shall mean, as of any date of determination, the sum of (x) the number of shares of Voting Stock outstanding as of such date of determination plus (y) the number of shares of Voting Stock issuable upon the exercise, conversion, or exchange of all then-outstanding warrants, options, convertible Capital Stock or indebtedness, exchangeable Capital Stock or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, shares of Voting Stock, whether at the time of issue or upon the passage of time or upon the occurrence of some future event, and whether or not in-the-money as of such date of determination.

2.22                        “Grant Date” shall mean, as determined by the Board, the latest to occur of (a) the date as of which the Board approves the Award, (b) the date on which the recipient of an Award first becomes eligible to receive an Award under Article 6 hereof (e.g., in the case of a new hire, the first date on which such new hire performs any Service), or (c) such subsequent date specified by the Board in the corporate action approving the Award.

2.23                        “Grantee” shall mean a Person who receives or holds an Award under the Plan.

2.24                        “Group” shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.25                        “Incentive Stock Option” shall mean an “incentive stock option” within the meaning of Code Section 422.

2.26                        “Initial Public Offering” or “IPO” shall mean the initial underwritten public offering and sale of Stock for cash pursuant to an effective registration statement under the Securities Act.

2.27                        “Liquidity Event” shall mean the first to occur of (a) the date one hundred eighty (180) days following the completion of the Company’s IPO and (b) the consummation of a Change in Control of the Company.

2.28                        “Nonqualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.29                        “Option” shall mean an option to purchase one or more shares of Stock at a specified Option Price awarded to a Grantee pursuant to Article 8.

2.30                        “Option Price” shall mean the per share exercise price for shares of Stock subject to an Option.

2.31                        “Other Agreement” shall mean any agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or an Affiliate, except an agreement, contract, or understanding that expressly addresses Code Section 280G and/or Code Section 4999.

2.32                        “Parachute Payment” shall mean a “parachute payment” within the meaning of Code Section 280G(b)(2).

2.33                        “Person” shall mean an individual, a corporation, a partnership, a limited liability company, an association, a trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof; provided that, for purposes of Section 2.9(a) and Section 2.9(d), Person shall have the meaning set forth in Sections 13(d) and 14(d)(2) of the Exchange Act.

2.34                        “Plan” shall mean this Braeburn Pharmaceuticals, Inc. 2015 Equity Incentive Plan, as amended from time to time.

2.35                        “Prior Stockholders” shall mean the holders of equity securities that represented one hundred percent (100%) of the Voting Stock of the Company immediately prior to a reorganization, merger, or consolidation involving the Company (or other equity securities into which such equity securities are converted as part of such reorganization, merger, or consolidation transaction).

2.36                        “Restricted Period” shall mean a period of time established by the Committee during which an Award of Restricted Stock Units is subject to restrictions; provided, that such period shall not exceed ten (10) years.

2.37                        “Restricted Stock Unit” shall mean a bookkeeping entry representing the equivalent of one (1) share of Stock awarded to a Grantee pursuant to Article 10 that may be settled, subject to the terms and conditions of the applicable Award Agreement, in shares of Stock, cash, or a combination thereof.

2.38                        “SAR Price” shall mean the per share exercise price of a SAR.

2.39                        “Securities Act” shall mean the Securities Act of 1933, as amended, as now in effect or as hereafter amended, and any successor thereto.

2.40                        “Securities Market” shall mean an established securities market.

2.41                        “Separation from Service” shall have the meaning set forth in Code Section 409A.

2.42                        “Service” shall mean service qualifying a Grantee as a Service Provider to the Company or an Affiliate.  Unless otherwise provided in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.  Subject to the preceding sentence, any determination by the Board whether a termination of Service shall have occurred for purposes of the Plan shall be final, binding, and conclusive.  If a Service Provider’s employment or other Service relationship is with an Affiliate and the applicable entity ceases to be an Affiliate, a termination of Service shall be deemed to have occurred when such entity ceases to be an Affiliate unless the Service Provider transfers his or her employment or other Service relationship to the Company or any other Affiliate.

2.43                        “Service Provider” shall mean (a) an Employee or director of the Company or an Affiliate, or (b) a consultant or adviser to the Company or an Affiliate (i) who is a natural person, (ii) who is currently providing bona fide services to the Company or an Affiliate, and (iii) whose services are not in connection with the Company’s sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s Capital Stock.

2.44                        “Service Recipient Stock” shall have the meaning set forth in Code Section 409A.

2.45                        “Share Limit” shall have the meaning set forth in Section 4.1.

2.46                        “Short-Term Deferral Period” shall have the meaning set forth in Code Section 409A.

2.47                        “Stock” shall mean the common stock, par value $0.01 per share, of the Company, or any security into which shares of Stock may be changed or for which shares of Stock may be exchanged as provided in Section 14.1.

2.48                        “Stock Appreciation Right” or “SAR” shall mean a right granted to a Grantee pursuant to Article 9.

2.49                        “Stock Exchange” shall mean the New York Stock Exchange, the NASDAQ Capital Market, the NASDAQ Global Market, the NASDAQ Global Select Market, or another established national or regional stock exchange.

2.50                        “Subsidiary” shall mean any corporation (other than the Company) or non-corporate entity with respect to which the Company owns, directly or indirectly, fifty percent (50%) or more of the total combined voting power of all classes of Voting Stock.  In addition, any other entity may be designated by the Committee as a Subsidiary, provided that (a) such entity could be considered as a subsidiary according to generally accepted accounting principles in the United States of America and (b) in the case of an Award of Options or Stock Appreciation Rights, such Award would be considered to be granted in respect of Service Recipient Stock under Code Section 409A.

2.51                        “Ten Percent Stockholder” shall mean a natural Person who owns more than ten percent (10%) of the total combined voting power of all classes of Voting Stock of the Company, the Company’s parent (if any), or any of the Company’s Subsidiaries.  In determining stock ownership, the attribution rules of Code Section 424(d) shall be applied.

2.52                        “Voting Stock” shall mean, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers, or other voting members of the governing body of such Person.

3.                                      ADMINISTRATION OF THE PLAN

3.1                               Board.

The Board shall administer the Plan and shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and Applicable Laws.  Without limiting the generality of the foregoing, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award, or any Award Agreement and shall have full power and authority to take all such other actions and to make all such other determinations not inconsistent with the specific terms and provisions of the Plan which the Board deems to be necessary or appropriate to the administration of the Plan, any Award, or any Award Agreement.  All such actions and determinations shall be made by (a) the affirmative vote of a majority of the members of the Board present at a meeting at which a quorum is present, or (b) the unanimous consent of the members of the Board executed in writing or evidenced by electronic transmission in accordance with the Company’s certificate of incorporation and bylaws and Applicable Laws.

The Board shall have the authority to interpret and construe all provisions of the Plan, any Award, and any Award Agreement, and any such interpretation or construction, and any other determination contemplated to be made under the Plan or any Award Agreement, by the Board shall be final, binding, and conclusive on all Persons, whether or not expressly provided for in any provision of the Plan, such Award, or such Award Agreement.  To the extent permitted by Applicable Laws, the Board may delegate its authority under the Plan to a member of the Board or an executive officer of the Company.

3.2                               Committee.

The Board from time to time may delegate to one or more Committees such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the Company’s certificate of incorporation and by-laws and Applicable Laws.  In the event that the Plan, any Award, or any Award Agreement provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the applicable Committee if the Board has delegated the power and authority to do so to such Committee.  Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding, and conclusive.  To the extent permitted by Applicable Laws, the Committee may delegate its authority under the Plan to a member of the Board or an executive officer of the Company.

3.3                               Terms of Awards.

3.3.1                     Board Authority.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority to:

(a)                                 designate Grantees;

(b)                                 determine the type or types of Awards to be made to a Grantee;

(c)                                  determine the number of shares of Stock to be subject to an Award or to which an Award relates;

(d)                                 establish the terms and conditions of each Award (including the Option Price, the SAR Price, and the purchase price for applicable Awards; the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto; the treatment of an Award in the event of a Liquidity Event (subject to applicable agreements); and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(e)                                  prescribe the form of each Award Agreement evidencing an Award;

(f)                                   amend, modify, or supplement the terms of any outstanding Award, which authority shall include the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to make Awards or to modify outstanding Awards made to eligible natural

Persons who are foreign nationals or are natural Persons who are employed outside the United States to reflect differences in local law, tax policy, or custom; provided that, notwithstanding the foregoing, no amendment, modification, or supplement of the terms of any outstanding Award shall, without the consent of the Grantee thereof, impair such Grantee’s rights under such Award; and

(g)                                  make substitute awards.

3.3.2                     Recoupment.

Any Award granted pursuant to the Plan shall be subject to mandatory repayment by the Grantee to the Company to the extent the Grantee is, or in the future becomes, subject to (1) any Company or Affiliate “clawback” or recoupment policy that is adopted to comply with the requirements of any Applicable Laws, or (2) any Applicable Laws which impose mandatory recoupment, under circumstances set forth in such Applicable Laws.

3.4                               Registration; Share Certificates.

Notwithstanding any provision of the Plan to the contrary, the ownership of the shares of Stock issued under the Plan may be evidenced in such a manner as the Board, in its sole discretion, deems appropriate, including by book-entry or direct registration (including transaction advices) or the issuance of one or more share certificates.

4.                                      STOCK SUBJECT TO THE PLAN

4.1                               Number of Shares of Stock Available for Awards.

Subject to such additional shares of Stock as shall be available for issuance under the Plan pursuant to Section 4.2, and subject to adjustment pursuant to Article 14, the maximum number of shares of Stock reserved for issuance under the Plan shall be three million eight hundred fifty-two thousand four hundred sixty-eight (3,852,468) shares of Stock (the “Share Limit”).  Such shares of Stock may be authorized and unissued shares of Stock, treasury shares of Stock, or any combination of the foregoing, as may be determined from time to time by the Board.  Any of the shares of Stock reserved and available for issuance under the Plan may be used for any type of Award under the Plan, and any or all of the shares of Stock reserved for issuance under the Plan shall be available for issuance pursuant to the Incentive Stock Options.

4.2                               Adjustments in Authorized Shares of Stock.

In connection with mergers, reorganizations, separations, or other transactions to which Code Section 424(a) applies, the Board shall have the right to cause the Company to assume awards previously granted under a compensatory plan of another business entity that is a party to such transaction and to grant substitute awards under the Plan for such awards.  The Share Limit pursuant to Section 4.1 shall be increased by the number of shares of Stock subject to any such assumed awards and substitute awards.  Shares available for issuance under a stockholder-approved plan of a business entity that is a party to such transaction (as appropriately adjusted, if necessary, to reflect such transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Stock otherwise available for issuance under the Plan, subject to applicable rules of any Stock Exchange or Securities Market on which the Stock is listed or publicly traded.

4.3                               Share Usage.

(a)                                 Shares of Stock covered by an Award shall be counted as used as of the Grant Date for purposes of calculating the number of shares of Stock available for issuance under Section 4.1.

(b)                                 Any shares of Stock that are subject to Awards, including shares of Stock acquired through dividend reinvestment pursuant to Article 10, will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for every one (1) share of Stock subject to an Award.  The number of shares of Stock subject to an Award of SARs will be counted against the Share Limit set forth in Section 4.1 as one (1) share of Stock for everyone (1) share of Stock subject to such Award regardless of the number of shares of Stock actually issued to settle such SARs upon the exercise of the SARs.

(c)                                  If any shares of Stock covered by an Award are not purchased or are forfeited or expire or if an Award otherwise terminates without delivery of any Stock subject thereto or is settled in cash in lieu of shares, then the number of shares of Stock counted against the Share Limit with respect to such Award shall, to the extent of any such forfeiture, termination, expiration, or settlement, again be available for making Awards under the Plan.

(d)                                 The number of shares of Stock available for issuance under the Plan will not be increased by the number of shares of Stock (i) tendered, withheld, or subject to an Award granted under the Plan surrendered in connection with the purchase of shares of Stock upon exercise of an Option, (ii) that were not issued upon the net settlement or net exercise of a Stock-settled SAR granted under the Plan, (iii) deducted or delivered from payment of an Award granted under the Plan in connection with the Company’s tax withholding obligations as provided in Section 16.3, or (iv) purchased by the Company with proceeds from Option exercises.

5.                                      TERM; AMENDMENT AND TERMINATION

5.1                               Term.

The Plan shall become effective as of the Effective Date; provided, however, if stockholder approval of the Plan is not obtained within twelve (12) months of the Board’s initial adoption of the Plan, any Awards granted under the Plan following the date of the Board’s initial adoption of the Plan shall automatically be cancelled.  The Plan shall terminate on the first to occur of (a) June 2, 2025, (b) the date determined in accordance with Section 5.2, and (c) the date of a Change in Control or an IPO.  Upon such termination of the Plan, all outstanding Awards shall continue to have full force and effect in accordance with the provisions of the terminated Plan and the applicable Award Agreement (or other documents evidencing such Awards).

5.2                               Amendment, Suspension, and Termination.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan; provided that, with respect to Awards theretofore granted under the Plan, no amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, impair the rights or obligations under any such Award.  The effectiveness of any amendment to the Plan shall be contingent on approval of such amendment by the Company’s stockholders to the extent provided by the Board or required by Applicable Laws.

6.                                      AWARD ELIGIBILITY AND LIMITATIONS

6.1                               Eligible Grantees.

Subject to this Article 6, Awards may be made under the Plan to (a) any Service Provider, as the Committee shall determine and designate from time to time, and (b) any other individual whose participation in the Plan is determined to be in the best interests of the Company by the Board.

6.2                               Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards granted under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, (a) any other Award, (b) any award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, or (c) any other right of a Grantee to receive payment from the Company or an Affiliate.  Such additional, tandem, exchange, or substitute awards may be granted at any time.  If an Award is granted in substitution or exchange for another Award, or for an award granted under another plan of the Company, an Affiliate, or any business entity that has been a party to a transaction with the Company or an Affiliate, the Board shall require the surrender of such other Award or award under such other plan in consideration for the grant of such exchange or substitute award.  In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash payments under other plans of the Company or an Affiliate.  Notwithstanding Section 8.1 and Section 9.1, the Option Price of an Option or the SAR Price of a SAR that is a substitute award may be less than one hundred percent (100%) of the Fair Market Value of a share of Stock on the original Grant Date; provided that such Option Price or SAR Price is determined in accordance with the principles of Code Section 424 for any Incentive Stock Option and consistent with Code Section 409A for any other Option or SAR.

7.                                      AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, which shall be in such form or forms as the Board shall from time to lime determine.  Award Agreements utilized under the Plan from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Nonqualified Stock Options or Incentive Stock Options, and, in the absence of such specification, such Options shall be deemed to constitute Nonqualified Stock Options.  In the event of any inconsistency between the Plan and an Award Agreement, the provisions of the Plan shall control.

8.                                      TERMS AND CONDITIONS OF OPTIONS

8.1                               Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option.  Except in the case of substitute awards, the Option Price of each Option shall be at least the Fair Market Value of one (1) share of Stock on the Grant Date; provided that, in the event that a Grantee is a Ten Percent Stockholder, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of one (1) share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of one (1) share of Stock.

8.2                               Vesting and Exercisability.

Subject to Sections 8.3 and 14.3, each Option granted under the Plan shall become vested and or exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement, in another agreement with the Grantee, or otherwise in writing; provided that no Option shall be granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

8.3                               Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such Option, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided that, in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the fifth (5th) anniversary of the Grant Date of such Option; and provided, further, that, to the extent deemed necessary or appropriate by the Board to reflect differences in local law, tax policy, or custom with respect to any Option granted to a Grantee who is a foreign national or is a natural Person who is employed outside the United States, such Option may terminate, and all rights to purchase shares of Stock thereunder may cease, upon the expiration of a period longer than ten (10) years from the Grant Date of such Option as the Board shall determine.

8.4                               Termination of Service.

Each Award Agreement with respect to the grant of an Option shall set forth the extent to which the Grantee thereof, if at all, shall have the right to exercise such Option following termination of such Grantee’s Service.  Such provisions shall be determined in the sole discretion of the Board, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5                               Limitations on Exercise of Option.

Notwithstanding any provision of the Plan to the contrary, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Article 14 which results in the termination of such Option.

8.6                               Method of Exercise.

Subject to the terms of Article 11 and Section 16.3, an Option that is exercisable may be exercised by the Grantee’s delivery to the Company or its designee or agent of notice of exercise on any business day, at the Company’s principal office or the office of such designee or agent, on the form specified by the Company and in accordance with any additional procedures specified by the Board.  Such notice shall specify the number of shares of Stock with respect to which such Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares of Stock for which such Option is being exercised, plus the amount (if any) of federal and/or other taxes which the Company may, in its judgment, be required to withhold with respect to the exercise of such Option.

8.7                               Rights of Holders of Options.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising an Option shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock subject to such Option, to direct the voting of the shares of Stock subject to such Option, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock subject thereto are fully paid and issued to such Grantee or other Person.  Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock subject to an Option for which the record date is prior to the date of issuance of such shares of Stock.

8.8                               Delivery of Stock.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price with respect thereto, such Grantee shall be entitled to receive such evidence of such Grantee’s ownership of the shares of Stock subject to such Option as shall be consistent with Section 3.4.

8.9                               Transferability of Options.

Except as provided in Section 8.10, during the lifetime of a Grantee of an Option, only such Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such Option.  Except as provided in Section 8.10, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

8.10                        Family Transfers.

If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member.  For the purpose of this Section 8.10, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to such transfer.  Subsequent transfers of transferred Options shall be prohibited except to Family Members of the original Grantee in accordance with this Section 8.10 or by will or the laws of descent and distribution.  The provisions of Section 8.4 relating to termination of Service shall continue to be applied with respect to the original Grantee of the Option, following which such Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11                        Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (a) if the Grantee of such Option is an Employee of the Company or any corporate Subsidiary, (b) to the extent specifically provided in the related Award Agreement, and (c) to the extent that the aggregate Fair Market Value (determined at the time such Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Company and its Affiliates) does not exceed one hundred thousand dollars ($100,000).  Except to the extent provided in the regulations under Code Section 422, this limitation shall be applied by taking Options into account in the order in which they were granted.

8.12                        Notice of Disqualifying Disposition.

If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Stock Option under the circumstances provided in Code Section 421(b) (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition immediately but in no event later than ten (10) days thereafter.

9.                                      TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1                               Right to Payment and SAR Price.

A SAR shall confer on the Grantee to whom it is granted a right to receive, upon exercise thereof, the excess of (a) the Fair Market Value of one (1) share of Stock on the date of exercise, over (b) the SAR Price as determined by the Board.  The Award Agreement for a SAR shall specify the SAR Price, which shall be no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.  SARs may be granted in tandem with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in combination with all or any part of any other Award, or without regard to any Option or other Award; provided that a SAR that is granted in tandem with all or part of an Option will have the same term, and expire at the same time, as the related Option; provided, further, that a SAR that is granted subsequent to the Grant Date of a related Option must have a SAR Price that is no less than the Fair Market Value of one (1) share of Stock on the Grant Date of such SAR.

9.2                               Other Terms.

The Board shall determine, on the Grant Date or thereafter, the time or times at which, and the circumstances under which, a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future Service requirements); the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions; the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which shares of Stock shall be delivered or deemed to be delivered to Grantees, whether or not a SAR shall be granted in tandem or in combination with any other Award; and any and all other terms and conditions of any SAR; provided that no SARs shall he granted to Grantees who are entitled to overtime under Applicable Laws that will vest or be exercisable within a six (6)-month period starting on the Grant Date.

9.3                               Term.

Each SAR granted under the Plan shall terminate, and all rights thereunder shall cease, on the tenth (10th) anniversary of the Grant Date of such SAR or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such SAR.

9.4                               Rights of Holders of SARs.

Unless otherwise stated in the applicable Award Agreement, a Grantee or other Person holding or exercising a SAR shall have none of the rights of a stockholder of the Company (for example, the right to receive cash or dividend payments or distributions attributable to the shares of Stock underlying such SAR, to direct the voting of the shares of Stock underlying such SAR, or to receive notice of any meeting of the Company’s stockholders) until the shares of Stock underlying such SAR, if any, are issued to such Grantee or other Person.  Except as provided in Article 14, no adjustment shall be made for dividends, distributions, or other rights with respect to any shares of Stock underlying a SAR for which the record date is prior to the date of issuance of such shares of Stock, if any.

9.5                               Transferability of SARs.

Except as provided in Section 9.6, during the lifetime of a Grantee of a SAR, only the Grantee (or, in the event of such Grantee’s legal incapacity or incompetency, such Grantee’s guardian or legal representative) may exercise such SAR.  Except as provided in Section 9.6, no SAR shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

9.6                               Family Transfers.

If authorized in the applicable Award Agreement and by the Board, in its sole discretion, a Grantee may transfer, not for value, all or part of a SAR to any Family Member.  For the purpose of this Section 9.6, a transfer “not for value” is a transfer which is (a) a gift, (b) a transfer under a domestic relations order in settlement of marital property rights, or (c) unless Applicable Laws do not permit such transfer, a transfer to an entity in which more than fifty percent (50%) of the voting interests are owned by Family Members (and/or the Grantee) in exchange for an interest in such entity.  Following a transfer under this Section 9.6, any such SAR shall continue to be subject to the same terms and conditions as were in effect immediately prior to such transfer.  Subsequent transfers of transferred SARs shall be prohibited except to Family Members of the original Grantee in accordance with this Section 9.6 or by will or the laws of descent and distribution.

10.                               TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

10.1                        Grant of Restricted Stock Units.

Awards of Restricted Stock Units may be made for consideration or for no consideration, other than the par value of the shares of Stock, which shall be deemed paid by past Service or, if so provided in the related Award Agreement or a separate agreement, the promise by the Grantee to perform future Service to the Company or an Affiliate.

10.2                        Restrictions.

At the time a grant of Restricted Stock Units is made, the Board may, in its sole discretion, (a) establish a Restricted Period applicable to such Restricted Stock Units and (b) prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the achievement of corporate or individual performance goals, which may be applicable to all or any portion of such Restricted Stock Units.  Awards of Restricted Stock Units may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Awards.  Unless otherwise expressly provided in the Award Agreement, a Restricted Stock Unit shall not vest prior to the occurrence of a Liquidity Event during the Restricted Period.

10.3                        Rights of Holders of Restricted Stock Units.

10.3.1              Voting and Dividend Rights.

Holders of Restricted Stock Units shall have no rights as stockholders of the Company (for example, the right to receive dividend payments or distributions attributable to the shares of Stock underlying such Restricted Stock Units, to direct the voting of the shares of Stock underlying such Restricted Stock Units, or to receive notice of any meeting of the Company’s stockholders).  Notwithstanding the foregoing, the Board may provide in an Award Agreement evidencing a grant of Restricted Stock Units that the Grantee of such Restricted Stock Units shall be entitled to receive credits for the future payment of cash, Stock, other Awards, or other property equal in value to dividend payments or distributions, or other periodic payments, declared or paid with respect to a number of shares of Stock subject to such Restricted Stock Units as if such shares of Stock had been issued to and held by the Grantee of such Restricted Stock Units as of the record date, where such dividend equivalent rights shall accumulate and shall be settled upon settlement of, and/or shall expire or be forfeited or annulled under the same conditions as, the Restricted Stock Units to which they relate.

10.3.2              Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general unsecured creditor of the Company.  Restricted Stock Units represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.4                        Termination of Service.

Upon the termination of a Grantee’s Service, any Restricted Stock Units held by such Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited unless the Board provides otherwise in an Award Agreement, in another agreement with the Grantee, or otherwise in writing after such Award Agreement is issued, but prior to termination of Grantee’s Service.  Upon forfeiture of such Restricted Stock Units, the Grantee thereof shall have no further rights with respect thereto, including any right to receive dividend equivalent rights with respect to such Restricted Stock Units.

10.5                        Purchase of Shares of Stock Subject to Restricted Stock Units.

The Grantee of an Award of vested Restricted Stock Units shall be required, to the extent required by Applicable Laws, to purchase such shares of Stock subject to such vested Restricted Stock Units from the Company at a purchase price equal to the greater of (x) the aggregate par value of the shares of Stock represented by such vested Restricted Stock Units or (y) the purchase price, if any, specified in the Award Agreement relating to such vested Restricted Stock Units.  Such purchase price shall be payable in a form provided in Article 11 or, in the sole discretion of the Board, in consideration for Service rendered or to be rendered by the Grantee to the Company or an Affiliate.

10.6                        Delivery of Shares of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, including, without limitation, any performance goals or delayed delivery period, the restrictions applicable to Restricted Stock Units settled in shares of Stock shall lapse, and, unless otherwise provided in the applicable Award Agreement, a book-entry or direct registration (including transaction advices) or a certificate evidencing ownership of such shares of Stock shall, consistent with Section 3.4, be issued, free of all such restrictions, to the Grantee thereof or such Grantee’s beneficiary or estate, as the case may be.  Neither the Grantee, nor the Grantee’s beneficiary or estate, shall have any further rights with regard to a Restricted Stock Unit once the shares of Stock represented by such Restricted Stock Unit have been delivered in accordance with this Section 10.6.

11.                               FORMS OF PAYMENT

11.1                        General Rule.

Payment of the Option Price for the shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for vested Restricted Stock Units shall be made in cash or in cash equivalents acceptable to the Company.

11.2                        Surrender of Shares of Stock.

To the extent that the applicable Award Agreement so provides, payment of the Option Price for shares of Stock purchased pursuant to the exercise of an Option or the purchase price, if any, for vested Restricted Stock Units may be made all or in part through the tender or attestation to the Company of shares of Stock, which shall be valued, for purposes of determining the extent to which such Option Price or purchase price has been paid thereby, at their Fair Market Value on the date of such tender or attestation.

11.3                        Other Forms of Payment.

To the extent that the applicable Award Agreement so provides and/or unless otherwise specified in an Award Agreement, payment of the Option Price for shares of Stock purchased pursuant to exercise of an Option or the purchase price, if any, for vested Restricted Stock Units may be made in any other form that is consistent with Applicable Laws, including (a) with respect to vested Restricted Stock Units only, Service rendered or to be rendered by the Grantee thereof to the Company or an Affiliate and (b) with the consent of the Company, by withholding the number of shares of Stock that would otherwise vest or be issuable in an amount equal in value to the Option Price or purchase price and/or the required tax withholding amount.

12.                               REQUIREMENTS OF LAW

12.1                        General.

The Company shall not be required to offer, sell, or issue any shares of Stock under any Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, if the offer, sale, or issuance of such shares of Stock would constitute a violation by the Grantee, the Company, an Affiliate, or any other Person of any provision of the Company’s certificate of incorporation or bylaws or of Applicable Laws, including any federal or state securities laws or regulations.  If at any time the Company shall determine, in its discretion, that the listing, registration, or qualification of any shares of Stock subject to an Award upon any Stock Exchange or Securities Market or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the offering, sale, issuance, or purchase of shares of Stock in connection with any Award, no shares of Stock may be offered, sold, or issued to the Grantee or any other Person under such Award, whether pursuant to the exercise of an Option, a SAR, or otherwise, unless such listing, registration, or qualification shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of such Award.  Without limiting the generality of the foregoing, upon the exercise of any Option or any SAR that may be settled in shares of Stock or the delivery of any shares of Stock underlying an Award, unless a registration statement under the Securities

Act is in effect with respect to the shares of Stock subject to such Award, the Company shall not be required to offer, sell, or issue such shares of Stock unless the Board shall have received evidence satisfactory to it that the Grantee or any other Person exercising such Option or SAR or accepting delivery of such shares may acquire such shares of Stock pursuant to an exemption from registration under the Securities Act.  Any determination by the Board in connection with the foregoing shall be final, binding, and conclusive.  The Company may register, but shall in no event be obligated to register, any shares of Stock or other securities issuable pursuant to the Plan pursuant to the Securities Act.  The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or a SAR or the issuance of shares of Stock or other securities issuable pursuant to the Plan or any Award to comply with any Applicable Laws.  As to any jurisdiction that expressly imposes the requirement that an Option or SAR that may be settled in shares of Stock shall not be exercisable until the shares of Stock subject to such Option or SAR are registered under the securities laws thereof Of are exempt from .such registration, the exercise of such Option or SAR under circumstances in which the laws of such jurisdiction apply shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

12.2                        Rule 16b-3.

During any time when the Company has any class of common equity securities registered under Section 12 of the Exchange Act, it is the intention of the Company that Awards pursuant to the Plan and the exercise of Options and SARs granted hereunder that would otherwise be subject to Section 16(b) of the Exchange Act shall qualify for the exemption provided by Rule 16b-3 under the Exchange Act.  To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of such Rule 16b-3, such provision or action shall be deemed inoperative with respect to such Awards to the extent permitted by Applicable Laws and deemed advisable by the Committee and shall not affect the validity of the Plan.  In the event that such Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify the Plan in any respect necessary or advisable in its judgment to satisfy the requirements of, or to permit the Company to avail itself of the benefits of, the revised exemption or its replacement.

13.                               RESTRICTIONS ON TRANSFER OF SHARES OF STOCK

13.1                        Right of First Refusal.

Subject to Section 13.4 below, a Grantee (or such other individual who is entitled to acquire shares pursuant to an Award under the terms of this Plan) shall not sell, pledge, assign, gift, transfer, or otherwise dispose of any shares of Stock acquired pursuant to an Award to any Person without first offering such shares to the Company for purchase on the same terms and conditions as those offered the proposed transferee.  The Company may assign its right of first refusal under this Section 13.1 in whole or in part, to (1) any holder of Capital Stock or other securities of the Company, (2) any Affiliate, or (3) any other Person that the Board determines has a sufficient relationship with or interest in the Company.  The Company shall give reasonable written notice to the Grantee of any such assignment of its rights.  The restrictions of this Section 13.1 apply to any person to whom Stock that was originally acquired pursuant to an Award is sold, pledged, assigned, bequeathed, gifted, transferred, or otherwise disposed of, without regard to the number of such subsequent transferees or the manner in which they acquire the Stock, but the restrictions of this Section 13.1 do not apply to a transfer of Stock that occurs as a result of the death of the Grantee or of any subsequent transferee (but shall apply to the executor, the administrator or personal representative, the estate, and the legatees, beneficiaries, and assigns thereof).

13.2                        Repurchase and Other Rights.

Stock issued upon exercise of an Option or Stock Appreciation Right or pursuant to an Award of Restricted Stock Units may be subject to such right of repurchase or other transfer restrictions as the Board may determine, consistent with Applicable Laws.  Any such additional restriction shall be set forth in the Award Agreement.

13.3                        Installment Payments.

In the case of any purchase of Stock under this Section 13, the Company or its permitted assignee may pay the Grantee, transferee of the Option or Stock Appreciation Right, or other registered owner of the Stock the purchase price in three (3) or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company or its permitted assignee shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

If an Award Agreement authorizes, upon the Grantee’s termination of Service, the repurchase of shares of Stock acquired by the Grantee pursuant to the exercise of an Option or Stock Appreciation Right or under an Award of Restricted Stock Units, to the extent required by Applicable Laws, payment shall be made in cash or by cancellation of indebtedness within the later of ninety (90) days from the date of termination of Service or ninety (90) days from the date of exercise or purchase, as the case may be.

13.4                        Publicly Traded Stock.

If the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market, the foregoing transfer restrictions of Sections 13.1 and 13.2 shall terminate as of the first date that the Stock is so listed or publicly traded.

13.5                        Legend.

In order to enforce the restrictions imposed upon shares of Stock under this Plan or as provided in an Award Agreement, the Board may cause a legend or legends to be placed on any stock certificate representing shares issued pursuant to this Plan that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under it.

14.                               EFFECT OF CHANGES IN CAPITALIZATION

14.1                        Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number of shares or kind of Capital Stock or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse stock split, spin-off, combination of stock, exchange of stock, stock dividend or other distribution payable in capital stock, or other increase or decrease in shares of Stock effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares of Capital Stock for which grants of Awards may be made under the Plan, including the Share Limit set forth in Section 4.1, shall be adjusted proportionately and accordingly by the Board.  In addition, the number and kind of shares of Capital Stock for which Awards are outstanding shall be adjusted proportionately and accordingly by the Board so that the proportionate interest of the Grantee therein immediately following such event shall, to the extent practicable, be the same as immediately before such event.  Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Price payable with respect to shares that are subject to the unexercised portion of such outstanding Options or SARs, as applicable, but shall include a corresponding proportionate adjustment in the per share Option Price or SAR Price, as the case may be.  The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.  Notwithstanding the foregoing, in the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (including an extraordinary dividend, but excluding a non-extraordinary dividend, declared and paid by the Company) without receipt of consideration by the Company, the Board shall, in such manner as it deems appropriate, adjust (a) the number and kind of shares of Capital Stock subject to outstanding Awards and/or (b) the aggregate and per share Option Price of outstanding Options and the aggregate and per share SAR Price of outstanding SARs as required to reflect such distribution.

14.2                        Reorganization in Which the Company Is the Surviving Entity Which Does not Constitute a Change in Control.

Subject to Section 14.3, if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Award theretofore granted pursuant to the Plan shall pertain to and apply to the Capital Stock to which a holder of the number of shares of Stock subject to such Award would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the per share Option Price or SAR Price of any outstanding Option or SAR so that the aggregate Option Price or SAR Price thereafter shall be the same as the aggregate Option Price or SAR Price of the shares of Stock remaining subject to the Option or SAR as in effect immediately prior to such reorganization, merger, or consolidation.  Subject to any contrary language in an Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, any restrictions applicable to such Award shall apply as well to any replacement shares of Capital Stock subject to such Award, or received by the Grantee, as a result of such reorganization, merger, or consolidation.

14.3                        Change in Control in which Awards are not Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are not being assumed or continued, the following provisions shall apply to such Award, to the extent not assumed or continued:

(a)                                 Immediately prior to the occurrence of such Change in Control, all outstanding Restricted Stock Units shall be deemed to have vested, and all shares of Stock and/or cash subject to such Restricted Stock Units shall be delivered; and

(b)                                 Either of the following two (2) actions shall be taken:

(i)                                     At least fifteen (15) days prior to the scheduled consummation of such Change in Control, all Options and SARs outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen (15) days.  Any exercise of an Option or SAR during this fifteen (15)-day period shall be conditioned upon the consummation of the applicable Change in Control and shall be effective only immediately before the consummation thereof, and upon consummation of such Change in Control, the Plan and all outstanding but unexercised Options and SARs shall terminate, with or without consideration (including, without limitation, consideration in accordance with clause (ii) below) as determined by the Board in its sole discretion.  The Board shall send notice of an event that shall result in such a termination to all Persons who hold Options and SARs not later than the time at which the Company gives notice thereof to its stockholders.

or

(ii)                                  The Board may elect, in its sole discretion, to cancel any outstanding Awards of Options, SARs, and/or Restricted Stock Units and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or Capital Stock having a value (as determined by the Board acting in good faith), in the case of Restricted Stock Units, equal to the formula or fixed price per share paid to holders of shares of Stock pursuant to such Change in Control and, in the case of Options or SARs, equal to the product of the number of shares of Stock subject to such Options or SARs multiplied by the amount, if any, by which (x) the formula or fixed price per share paid to holders of shares of Stock pursuant to such transaction exceeds (y) the Option Price or SAR Price applicable to such Options or SARs.

14.4                        Change in Control in which Awards are Assumed.

Except as otherwise provided in the applicable Award Agreement, in another agreement with the Grantee, or as otherwise set forth in writing, upon the occurrence of a Change in Control in which outstanding Awards are being assumed or continued, the following provisions shall apply to such Award, to the extent assumed or continued:

The Plan and the Options, SARs, and Restricted Stock Units granted under the Plan shall continue in the manner and under the terms so provided in the event of any Change in Control to the extent that provision is made in writing in connection with such Change in Control for the assumption or continuation of such Options, SARs, and Restricted Stock Units or for the substitution for such Options, SARs, and Restricted Stock Units of new stock options, stock appreciation rights, and restricted stock units relating to the Capital Stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common stock) and exercise prices of options and stock appreciation rights.

14.5                        Adjustments.

Adjustments under this Article 14 related to shares of Stock or other Capital Stock of the Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive.  No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.  The Board may provide in the applicable Award Agreement as of the Grant Date, in another agreement with the Grantee, or otherwise in writing at any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those provided in Sections 14.1, 14.2, 14.3, and 14.4.  This Article 14 shall not limit the Board’s ability to provide for alternative treatment of Awards outstanding under the Plan in the event of a change in control event involving the Company that is not a Change in Control.

14.6                        No Limitations on Company.

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets (including all or any part of the business or assets of any Subsidiary or other Affiliate) or to engage in any other transaction or activity.

15.                               PARACHUTE LIMITATIONS

If any Grantee is a Disqualified Individual, then, notwithstanding any other provision of the Plan or of any Other Agreement to the contrary and notwithstanding any Benefit Arrangement, any right of the Grantee to any exercise, vesting, payment, or benefit under the Plan shall be reduced or eliminated:

(a)                                 to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under the Plan, all Other Agreements, and all Benefit Arrangements, would cause any exercise, vesting, payment, or benefit to the Grantee under the Plan to be considered a Parachute Payment; and

(b)                                 if, as a result of receiving such Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under the Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment.

Except as required by Code Section 409A or to the extent that Code Section 409A permits discretion, the Board shall have the right, in its sole discretion, to designate those rights, payments, or benefits under the Plan, all Other Agreements, and all Benefit Arrangements that should be reduced or eliminated so as to avoid having such rights, payments, or benefits be considered a Parachute Payment; provided, however, to the extent any payment or benefit constitutes deferred compensation under Code Section 409A, in order to comply with Code Section 409A, the Company shall instead accomplish such reduction by first reducing or eliminating any cash payments (with the payments to be made furthest in the future being reduced first), then by reducing or eliminating any accelerated vesting of Options or SARs, then by reducing or eliminating any accelerated vesting of Restricted Stock Units, then by reducing or eliminating any other remaining Parachute Payments.

16.                               GENERAL PROVISIONS

16.1                        Disclaimer of Rights.

No provision in the Plan, any Award, or any Award Agreement shall be construed (a) to confer upon any individual the right to remain in the Service of the Company or an Affiliate, (b) to interfere in any way with any contractual or other right or authority of the Company or an Affiliate either to increase or decrease the compensation or other payments to any Person at any time, or (c) to terminate any Service or other relationship between any Person and the Company or an Affiliate.  In addition, notwithstanding any provision of the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, in another agreement with the Grantee, or otherwise in writing, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee thereof, so long as such Grantee continues to provide Service.  The obligation of the Company to pay any benefits pursuant to the Plan shall be interpreted as a contractual obligation to pay only those amounts provided herein, in the manner and under the conditions prescribed herein.  The Plan and Awards shall in no way be interpreted to require the Company to transfer any amounts to a third-party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2                        Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable.

16.3                        Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by Applicable Laws to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any shares of Stock upon the exercise of an Option or pursuant to any other Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay in cash to the Company or an Affiliate, as the case may be, any amount that the

Company or such Affiliate may reasonably determine to be necessary to satisfy such withholding obligation; provided that if there is a same-day sale of shares of Stock subject to an Award, the Grantee shall pay such withholding obligation on the day on which such same-day sale is completed.  Subject to the prior approval of the Company or an Affiliate, which may be withheld by the Company or such Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such withholding obligation, in whole or in part, (a) by causing the Company or such Affiliate to withhold shares of Stock otherwise issuable to the Grantee or (b) by delivering to the Company or such Affiliate shares of Stock already owned by the Grantee.  The shares of Stock so withheld or delivered shall have an aggregate Fair Market Value equal to such withholding obligation.  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or such Affiliate as of the date on which the amount of tax to be withheld is to be determined, A Grantee who has made an election pursuant to this Section 16.3 may satisfy such Grantee’s withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.  The maximum number of shares of Stock that may be withheld from any Award to satisfy any federal, state, or local tax withholding requirements upon the exercise, vesting, or lapse of restrictions applicable to any Award or payment of shares of Stock pursuant to such Award, as applicable, may not exceed such number of shares of Stock having a Fair Market Value equal to the minimum statutory amount required by the Company or the applicable Affiliate to be withheld and paid to any such federal, state, or local taxing authority with respect to such exercise, vesting, lapse of restrictions, or payment of shares of Stock.

16.4                        Captions.

The use of captions in the Plan or any Award Agreement is for convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

16.5                        Construction.

Unless the context otherwise requires, all references in the Plan to “including” shall mean “including without limitation.”

16.6                        Other Provisions.

Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

16.7                        Number and Gender.

With respect to words used in the Plan, the singular form shall include the plural form, and the masculine gender shall include the feminine gender, as the context requires.

16.8                        Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.9                        Governing Law.

The validity and construction of the Plan and the instruments evidencing the Awards hereunder shall be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

16.10                 Section 409A of the Code.

The Plan is intended to comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Code Section 409A.  Any payments described in the Plan that are due within the Short-Term Deferral Period will not be treated as deferred compensation unless Applicable Laws require otherwise.  Notwithstanding any provision of the Plan to the contrary, to the extent required to avoid accelerated taxation and tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6)-month period immediately following the Grantee’s Separation from Service will instead be paid on the first payroll date after the six (6)-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier).

Furthermore, notwithstanding anything in the Plan to the contrary, in the case of an Award that is characterized as deferred compensation under Code Section 409A, and pursuant to which settlement and delivery of the cash or shares of Stock subject to the Award is triggered based on a Change in Control, in no event will a Change in Control be deemed to have occurred for purposes of such settlement and delivery of cash or shares of Stock if the transaction is not also a “change in the ownership or effective control of the Company or “a change in the ownership of a substantial portion of the assets of the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).  If an Award characterized as deferred compensation under Code Section 409A is not settled and delivered on account of the provision of the preceding sentence, the settlement and delivery shall occur on the next succeeding settlement and delivery triggering event that is a permissible triggering event under Code Section 409A.  No provision of this paragraph shall in any way affect the determination of a Change in Control for purposes of vesting in an Award that is characterized as deferred compensation under Code Section 409A.

If an amount under the Plan is paid in two or more installments, each installment shall be treated as a separate payment for purposes of Code Section 409A.

Notwithstanding the foregoing, neither the Company nor the Board will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Code Section 409A, and neither the Company or an Affiliate nor the Board will have any liability to any Grantee for such tax or penalty.

16.11                 Limitation on Liability.

No member of the Board shall be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Award Agreement.  Notwithstanding any

provision of the Plan to the contrary, neither the Company, an Affiliate, the Board, nor any Person acting on behalf of the Company, an Affiliate, or the Board will be liable to any Grantee or to the estate or beneficiary of any Grantee or to any other holder of an Award under the Plan by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted by reason of the failure of an Award to satisfy the requirements of Code Section 422 or Code Section 409A or by reason of Code Section 4999, or otherwise asserted with respect to the Award; provided, that this Section 16.11 shall not affect any of the rights or obligations set forth in an applicable agreement between the Grantee and the Company or an Affiliate.

To record adoption of the Plan by the Board as of June 2, 2015 and approval of the Plan by the Company’s stockholders as of June 2, 2015, the Company has caused its authorized officer to execute the Plan.

BRAEBURN PHARMACEUTICALS, INC.

By:	/s/ Behshad Sheldon
Name:	Behshad Sheldon
Title:	President and Chief Executive Officer

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants an option (the “Option”) to purchase shares of the Company’s common stock, par value $0.0001 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the Option are set forth on this cover sheet and in the attached Nonqualified Stock Option Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the Option:

Option Price per Share of Stock:	Fair market value of each share of Stock as of the Grant Date, as determined by the Board.(1)

Vesting Start Date:

Vesting Schedule:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in the Option as follows:

(1)       1/36th of the shares of Stock covered by the Option shall be eligible to vest on the last business day of the month during which the first anniversary of the Vesting Start Date occurs (the “First Vesting Date”); provided that you continue in Service from the Grant Date through the First Vesting Date, and

(2)         the remaining shares of Stock covered by the Option shall be eligible to vest in 35 equal, successive monthly installments with the first such installment occurring on the last business day of the calendar month following the calendar month during which the First Vesting Date occurs, and thereafter on the last business day of each calendar month (each, a “Vesting Date”); provided that you continue in Service from the Grant Date through the applicable monthly Vesting Date.

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of shares of Stock covered by the

(1)  As of the Grant Date, the Board of Directors of the Company has not adopted an applicable fair market value.  Once this fair market value is adopted, the Company shall provide Grantee with a supplemental Cover Sheet setting forth the option price per share of stock.

Option in which you are eligible to vest as determined above. Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service. If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your Option, the unvested portion of your Option will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of shares of Stock covered by the Option subsequent to the date of your termination of Service. Furthermore, the number of shares of Stock covered by the Option in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the Option shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

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BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Nonqualified Stock Option

This Agreement evidences an award of an Option exercisable for that number of shares of Stock set forth on the cover sheet of this Agreement and subject to the terms and conditions set forth in this Agreement and in the Plan. This Option is not intended to be an incentive stock option under Section 422 of the Code and will be interpreted accordingly.

Vesting and Exercisability

The Option is only exercisable before it expires and then only with respect to the vested portion of the Option. The Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number. You cannot vest in more than the number of shares of Stock covered by the Option, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Term

Notwithstanding anything in this Agreement to the contrary, the Option shall expire and you shall immediately and automatically forfeit the Option to the Company in any event at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.

Termination of Service

The Option shall remain outstanding upon termination of your Service (including termination of Service due to death or Disability) until the earlier of your exercise of the Option and the expiration or other forfeiture of the Option.

Transferability

During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. The Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the Option be made subject to execution, attachment, or similar process. If you attempt to do any of these things, you will immediately and automatically forfeit the Option. You may, however, dispose of this Option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company

3

obligated to recognize your spouse’s interest in your Option in any other way.

Notice of Exercise

The vested portion of the Option may be exercised, in whole or in part, to purchase a whole number of not less than one hundred (100) shares of Stock, unless the number of shares purchased is the total number available for purchase under the Option, by (1) giving written notice to the Company, in such form and manner as the Board may prescribe, of your intent to exercise and (2) delivering to the Board full payment for the shares of Stock as to which the Option is to be exercised. Your notice must specify how many shares of Stock you wish to purchase and how your shares of Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

Form of Payment

When you exercise your Option, you must include payment of the Option Price indicated on the cover sheet for the shares of Stock you are purchasing. Payment may be made in one (or a combination) of the following forms:

•                  Cash (or such other cash equivalent as the Company may accept);

•                  Shares of Stock that are owned by you and that are surrendered to the Company, where the Fair Market Value of such shares as of the effective date of the Option exercise will be applied to the Option Price; or

•                  If permitted by the Board, by withholding shares of Stock that would otherwise be issuable in an amount, determined based on the Fair Market Value of such shares as of the effective date of the Option exercise, equal to the Option Price and the required tax withholding amount.

Evidence of Issuance

The issuance of the shares of Stock with respect to the Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR

4

OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option. In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations.

The shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws; provided, however, if the Company has adopted Accounting Standards Update 2016-09 (“AS 2016-09”) or AS 2016-09 or a similar rule is otherwise in effect, the Board has full discretion to choose, or to allow you to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in your relevant tax jurisdictions).

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes. You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

Stockholder Rights

You, and your estate or heirs, have no rights as a stockholder with respect to the Option unless and until you exercise all or a portion of the Option and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books. No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock acquired

5

pursuant to this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise of the Option that the Stock being acquired upon exercise of the Option is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Option, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock. If you desire to transfer shares of Stock acquired under this Option, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”). The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock. The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal,

6

at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement. If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares. Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other Service

This Agreement and the Option evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity. Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity

The Option shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to such corporate activity, consistent with Section 14 of the Plan.

Clawback

The Option is subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you

7

to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment with respect to the Option earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the Option. Any prior agreements, commitments, or negotiations concerning the Option are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Data Privacy

To administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting the Option, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data. You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

8

Electronic Delivery

By accepting the Option, you consent to receive documents related to the Option by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The Option is intended to be exempt from, or to comply with, Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Agreement will be interpreted and administered to be in compliance with Code Section 409A. Notwithstanding anything to the contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this Option is exempt from or in compliance with Code Section 409A or to prevent the assessment of any excise tax or penalty on you under Code Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

Other Agreements

You agree, as a condition of this Option, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of
the terms and conditions described above and in the Plan.

9

Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants an option (the “Option”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the Option are set forth on this cover sheet and in the attached Nonqualified Stock Option Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the Option:

Option Price per Share of Stock:	$

Vesting Start Date:

Vesting Schedule:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in the Option as follows: Twenty-five percent (25%) of the shares of Stock covered by the Option on the first anniversary of the Vesting Start Date and the remaining shares of Stock covered by the Option shall vest in 12 equal successive quarterly installments after such one year anniversary (each, a “Vesting Date”); provided that as of each such Vesting Date, you continue in Service from the Grant Date through the applicable monthly vesting date.

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of shares of Stock covered by the Option in which you are eligible to vest as determined above. Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service. If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your Option, the unvested portion of your Option will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of shares of Stock covered by the Option subsequent to the date of your termination of Service. Furthermore, the number of shares of Stock covered by the Option in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the Option shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

2

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Nonqualified Stock Option

This Agreement evidences an award of an Option exercisable for that number of shares of Stock set forth on the cover sheet of this Agreement and subject to the terms and conditions set forth in this Agreement and in the Plan. This Option is not intended to be an incentive stock option under Section 422 of the Code and will be interpreted accordingly.

Vesting and Exercisability

The Option is only exercisable before it expires and then only with respect to the vested portion of the Option. The Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number. You cannot vest in more than the number of shares of Stock covered by the Option, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws. Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan. Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Term

Notwithstanding anything in this Agreement to the contrary, the Option shall expire and you shall immediately and automatically forfeit the Option to the Company in any event at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.

Termination of Service

The Option shall remain outstanding upon termination of your Service (including termination of Service due to death or Disability) until the earlier of your exercise of the Option and the expiration or other forfeiture of the Option.

Transferability

During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option. The Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the Option be made subject to execution, attachment, or similar process. If you attempt to do any of these things, you will immediately and automatically forfeit the Option. You may, however, dispose of this Option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company

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obligated to recognize your spouse’s interest in your Option in any other way.

Notice of Exercise

The vested portion of the Option may be exercised, in whole or in part, to purchase a whole number of not less than one hundred (100) shares of Stock, unless the number of shares purchased is the total number available for purchase under the Option, by (1) giving written notice to the Company, in such form and manner as the Board may prescribe, of your intent to exercise and (2) delivering to the Board full payment for the shares of Stock as to which the Option is to be exercised. Your notice must specify how many shares of Stock you wish to purchase and how your shares of Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

Form of Payment

When you exercise your Option, you must include payment of the Option Price indicated on the cover sheet for the shares of Stock you are purchasing. Payment may be made in one (or a combination) of the following forms:

•                  Cash (or such other cash equivalent as the Company may accept);

•                  Shares of Stock that are owned by you and that are surrendered to the Company, where the Fair Market Value of such shares as of the effective date of the Option exercise will be applied to the Option Price; or

•                  If permitted by the Board, by withholding shares of Stock that would otherwise be issuable in an amount, determined based on the Fair Market Value of such shares as of the effective date of the Option exercise, equal to the Option Price and the required tax withholding amount.

Evidence of Issuance

The issuance of the shares of Stock with respect to the Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR

4

OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option. In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations; provided that the shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws.

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes. You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

Stockholder Rights

You, and your estate or heirs, have no rights as a stockholder with respect to the Option unless and until you exercise all or a portion of the Option and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books. No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock acquired pursuant to this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

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Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise of the Option that the Stock being acquired upon exercise of the Option is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Option, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock. If you desire to transfer shares of Stock acquired under this Option, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”). The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock. The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments. Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made. The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

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The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement. If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares. Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other Service

This Agreement and the Option evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity. Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity

The Option shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to such corporate activity, consistent with Section 14 of the Plan.

Clawback

The Option is subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement

7

under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment with respect to the Option earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the Option. Any prior agreements, commitments, or negotiations concerning the Option are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Data Privacy

To administer the Plan, the Company may process personal data about you. Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting the Option, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data. You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Electronic Delivery

By accepting the Option, you consent to receive documents related to the Option by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The Option is intended to be exempt from, or to comply with, Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Agreement will be interpreted and administered to be in compliance with Code Section 409A. Notwithstanding anything to the

8

contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this Option is exempt from or in compliance with Code Section 409A or to prevent the assessment of any excise tax or penalty on you under Code Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

Other Agreements

You agree, as a condition of this Option, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of
the terms and conditions described above and in the Plan.

9

Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants an option (the “Option”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the Option are set forth on this cover sheet and in the attached Nonqualified Stock Option Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the Option:

Option Price per Share of Stock:	$

Vesting Start Date:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in the Option as follows:

(1)        Twenty-five percent (25%) of the shares of Stock covered by the Option on the first anniversary of the Vesting Start Date, if you continue in Service from the Grant Date through the first anniversary of the Vesting Start Date, and

(2)        An additional 1/36th of the shares of Stock covered by the Option on the first day of each of the thirty-six (36) months following the first anniversary of the Vesting Start Date, if you continue in Service from the Grant Date through the applicable monthly vesting date.

Vesting Schedule:

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of shares of Stock covered by the Option in which you are eligible to vest as determined above.  Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service.  If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your Option, the unvested portion of your Option will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of shares of Stock covered by the Option in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of shares of Stock covered by the Option subsequent to the date of your termination of Service.  Furthermore, the number of shares of Stock covered by the Option in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the Option shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

2

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

NONQUALIFIED STOCK OPTION AGREEMENT

Nonqualified Stock Option

This Agreement evidences an award of an Option exercisable for that number of shares of Stock set forth on the cover sheet of this Agreement and subject to the terms and conditions set forth in this Agreement and in the Plan.  This Option is not intended to be an incentive stock option under Section 422 of the Code and will be interpreted accordingly.

Vesting and Exercisability

The Option is only exercisable before it expires and then only with respect to the vested portion of the Option.  The Option shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number.  You cannot vest in more than the number of shares of Stock covered by the Option, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws.  Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan.  Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Term

Notwithstanding anything in this Agreement to the contrary, the Option shall expire and you shall immediately and automatically forfeit the Option to the Company in any event at the close of business at Company headquarters on the Expiration Date, as shown on the cover sheet.

Termination of Service

The Option shall remain outstanding upon termination of your Service (including termination of Service due to death or Disability) until the earlier of your exercise of the Option and the expiration or other forfeiture of the Option.

Transferability

During your lifetime, only you (or, in the event of your legal incapacity or incompetency, your guardian or legal representative) may exercise the Option.  The Option may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the Option be made subject to execution, attachment, or similar process.  If you attempt to do any of these things, you will immediately and automatically forfeit the Option.  You may, however, dispose of this Option in your will or it may be transferred upon your death by the laws of descent and distribution.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse, nor is the Company

3

obligated to recognize your spouse’s interest in your Option in any other way.

Notice of Exercise

The vested portion of the Option may be exercised, in whole or in part, to purchase a whole number of not less than one hundred (100) shares of Stock, unless the number of shares purchased is the total number available for purchase under the Option, by (1) giving written notice to the Company, in such form and manner as the Board may prescribe, of your intent to exercise and (2) delivering to the Board full payment for the shares of Stock as to which the Option is to be exercised.  Your notice must specify how many shares of Stock you wish to purchase and how your shares of Stock should be registered (in your name only or in your and your spouse’s names as joint tenants with right of survivorship).  The notice will be effective when it is received by the Company.

Form of Payment

When you exercise your Option, you must include payment of the Option Price indicated on the cover sheet for the shares of Stock you are purchasing.  Payment may be made in one (or a combination) of the following forms:

•                  Cash (or such other cash equivalent as the Company may accept);

•                  Shares of Stock that are owned by you and that are surrendered to the Company, where the Fair Market Value of such shares as of the effective date of the Option exercise will be applied to the Option Price; or

•                  If permitted by the Board, by withholding shares of Stock that would otherwise be issuable in an amount, determined based on the Fair Market Value of such shares as of the effective date of the Option exercise, equal to the Option Price and the required tax withholding amount.

Evidence of Issuance

The issuance of the shares of Stock with respect to the Option shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Option shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR

4

OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option.  In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the exercise of the Option, the sale of shares of Stock acquired under this Option, or as otherwise arising under the Option, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations; provided that the shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws.

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes.  You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

Stockholder Rights

You, and your estate or heirs, have no rights as a stockholder with respect to the Option unless and until you exercise all or a portion of the Option and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books.  No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock acquired pursuant to this Option without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

5

Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise of the Option that the Stock being acquired upon exercise of the Option is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Option, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock.  If you desire to transfer shares of Stock acquired under this Option, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”).  The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock.  The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

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The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement.  If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.  Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other Service

This Agreement and the Option evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity.  Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity

The Option shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to such corporate activity, consistent with Section 14 of the Plan.

Clawback

The Option is subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement

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under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment with respect to the Option earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the Option.  Any prior agreements, commitments, or negotiations concerning the Option are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Data Privacy

To administer the Plan, the Company may process personal data about you.  Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.  By accepting the Option, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data.  You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Electronic Delivery

By accepting the Option, you consent to receive documents related to the Option by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The Option is intended to be exempt from, or to comply with, Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, this Agreement will be interpreted and administered to be in compliance with Code Section 409A.  Notwithstanding anything to the

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contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this Option is exempt from or in compliance with Code Section 409A or to prevent the assessment of any excise tax or penalty on you under Code Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

Other Agreements

You agree, as a condition of this Option, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of
the terms and conditions described above and in the Plan.

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Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants restricted stock units (the “RSUs”) relating to shares of the Company’s common stock, par value $0.0001 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the RSUs are set forth on this cover sheet and in the attached Restricted Stock Unit Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the RSUs:

Vesting Start Date:

Vesting Schedule:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in your RSUs as follows:

(1)         1/36th of the RSUs shall be eligible to vest on the last business day of the month during which the anniversary of the Vesting Start Date occurs (the “First Vesting Date”); provided that you continue in Service from the Grant Date through the First Vesting Date, and

(2)         The remaining RSUs shall be eligible to vest in 35 equal, successive monthly installments with the first such installment occurring on the last business day of the calendar month following the calendar month during which the First Vesting Date occurs, and thereafter on the last business day of each calendar month (each, a “Vesting Date”); provided that you continue in Service from the Grant Date through the applicable monthly Vesting Date.

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of your RSUs in which you are eligible to vest as determined above.  Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of your RSUs in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service.  If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your RSUs, your unvested RSUs will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of RSUs in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of RSUs subsequent to the date of your termination of Service. Furthermore, the number of RSUs in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the RSUs shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

2

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Restricted Stock Units	This Agreement evidences an award of RSUs in the number set forth on the cover sheet and subject to the terms and conditions set forth in the Agreement and the Plan.

Transferability

Your RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment, or similar process.  If you attempt to do any of these things, you will immediately and automatically forfeit your RSUs.

Vesting

Your RSUs shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number.  You cannot vest in more than the number of shares of Stock covered by your RSUs, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws.  Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan.  Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Forfeiture of Unvested RSUs

To the extent that a Liquidity Event does not occur prior to the Expiration Date, you shall immediately and automatically forfeit to the Company all of the RSUs subject to this grant as of the Expiration Date.

Delivery

Delivery of the shares of Stock represented by your vested RSUs shall be made as soon as practicable after the date on which your RSUs vest and, in any event, by no later than March 15th of the calendar year after your RSUs vest.

Evidence of Issuance

The issuance of the shares of Stock with respect to the RSUs shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Agreement shall, where applicable, have endorsed thereon the following legends:

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“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the RSUs, the issuance of shares of Stock or cash with respect to the RSUs, and the payment of dividend equivalent rights with respect to the RSUs.  In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the RSUs, the issuance of shares of Stock with respect to the RSUs, and/or the payment of dividend equivalent rights with respect to the RSUs, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations.

The shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws; provided, however, if the Company has adopted Accounting Standards Update 2016-09 (“AS 2016-09”) or AS 2016-09 or a similar rule is otherwise in effect, the Board has full discretion to choose, or to allow you to elect, to withhold a number of shares of Stock having an aggregate Fair Market Value that is greater than the applicable minimum required statutory withholding obligation (but such withholding may in no event be in excess of the maximum statutory withholding amount(s) in your relevant tax jurisdictions).

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes.  You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

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Stockholder Rights

You have no rights as a stockholder with respect to the RSUs unless and until shares of Stock relating to the RSUs have been issued to you and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books.  No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock issued pursuant to this Agreement without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of settlement of the RSUs that the Stock being acquired upon settlement of the RSUs, if any, is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Agreement, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock.  If you desire to transfer shares of Stock acquired under this Agreement, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”).  The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock.  The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the

5

Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement.  If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.  Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other	This Agreement and the RSUs evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity.

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Service

Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity

Your RSUs shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to such corporate activity, consistent with Section 14 of the Plan.

Clawback

The RSUs are subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment in settlement of the RSUs earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the RSUs.  Any prior agreements, commitments, or negotiations concerning the RSUs are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Disclaimer of Rights

The grant of RSUs under this Agreement will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to you.  You will have no rights under this Agreement or the Plan other than those of a general

7

unsecured creditor of the Company. RSUs represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the Plan and this Agreement.

Data Privacy

To administer the Plan, the Company may process personal data about you.  Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.  By accepting the RSUs, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data.  You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Electronic Delivery

By accepting the RSUs, you consent to receive documents related to the RSUs by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The grant of RSUs under this Agreement is intended to be exempt from Code Section 409A (“Section 409A”) as a short-term deferral.

To the extent it is determined that the RSUs constitute “deferred compensation” under Section 409A, a termination of Service occurs only upon an event that would be a Separation from Service within the meaning of Section 409A.  Furthermore, if, at the time of your Separation from Service, (1) you are a “specified employee” within the meaning of Section 409A, and (2) the Company makes a good faith determination that an amount payable on account of your Separation from Service constitutes deferred compensation (within the meaning of Section 409A), the payment of which is required to be delayed pursuant to the six (6)-month delay rule set forth in Section 409A to avoid taxes or penalties under Section 409A (the “Delay Period”), then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after the Delay Period (or upon your death, if earlier), without interest.  Each installment of RSUs that vest under this Agreement (if there is more than one installment) will be considered one of a series of separate payments for purposes of Section 409A.

Notwithstanding anything to the contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this grant of RSUs is exempt from or in compliance with Section 409A or to prevent the assessment of any excise tax or penalty on you under Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

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Other Agreements

You agree, as a condition of this grant of RSUs, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of
the terms and conditions described above and in the Plan.

9

Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants restricted stock units (the “RSUs”) relating to shares of the Company’s common stock, par value $0.01 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the RSUs are set forth on this cover sheet and in the attached Restricted Stock Unit Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the RSUs:

Vesting Start Date:

Vesting Schedule:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in your RSUs as follows:  Twenty-five percent (25%) of the RSUs on the one year anniversary of the Vesting Start Date and the remaining shares of Stock covered by the Option shall vest in 12 equal successive quarterly installments after such one year anniversary (each, a “Vesting Date”); provided that as of each such Vesting Date, you continue in Service from the Grant Date through the applicable monthly vesting date.

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of your RSUs in which you are eligible to vest as determined above.  Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of your RSUs in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service.  If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your RSUs, your unvested RSUs will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of RSUs in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of RSUs subsequent to the date of your termination of Service. Furthermore, the number of RSUs in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the RSUs shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

2

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Restricted Stock Units	This Agreement evidences an award of RSUs in the number set forth on the cover sheet and subject to the terms and conditions set forth in the Agreement and the Plan.

Transferability

Your RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment, or similar process.  If you attempt to do any of these things, you will immediately and automatically forfeit your RSUs.

Vesting

Your RSUs shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number.  You cannot vest in more than the number of shares of Stock covered by your RSUs, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws.  Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan.  Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Forfeiture of Unvested RSUs

To the extent that a Liquidity Event does not occur prior to the Expiration Date, you shall immediately and automatically forfeit to the Company all of the RSUs subject to this grant as of the Expiration Date.

Delivery

Delivery of the shares of Stock represented by your vested RSUs shall be made as soon as practicable after the date on which your RSUs vest and, in any event, by no later than March 15th of the calendar year after your RSUs vest.

Evidence of Issuance

The issuance of the shares of Stock with respect to the RSUs shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Agreement shall, where applicable, have endorsed thereon the following legends:

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“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the RSUs, the issuance of shares of Stock or cash with respect to the RSUs, and the payment of dividend equivalent rights with respect to the RSUs.  In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the RSUs, the issuance of shares of Stock with respect to the RSUs, and/or the payment of dividend equivalent rights with respect to the RSUs, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations; provided that the shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws.

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes.  You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

Stockholder Rights

You have no rights as a stockholder with respect to the RSUs unless and until shares of Stock relating to the RSUs have been issued to you and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books.  No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

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Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock issued pursuant to this Agreement without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of settlement of the RSUs that the Stock being acquired upon settlement of the RSUs, if any, is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Agreement, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock.  If you desire to transfer shares of Stock acquired under this Agreement, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”).  The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock.  The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the

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shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement.  If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.  Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other Service

This Agreement and the RSUs evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity.  Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity	Your RSUs shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to

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such corporate activity, consistent with Section 14 of the Plan.

Clawback

The RSUs are subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment in settlement of the RSUs earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the RSUs.  Any prior agreements, commitments, or negotiations concerning the RSUs are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Disclaimer of Rights

The grant of RSUs under this Agreement will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to you.  You will have no rights under this Agreement or the Plan other than those of a general unsecured creditor of the Company.  RSUs represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the Plan and this Agreement.

Data Privacy

To administer the Plan, the Company may process personal data about you.  Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any

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other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.  By accepting the RSUs, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data.  You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Electronic Delivery

By accepting the RSUs, you consent to receive documents related to the RSUs by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The grant of RSUs under this Agreement is intended to be exempt from Code Section 409A (“Section 409A”) as a short-term deferral.

To the extent it is determined that the RSUs constitute “deferred compensation” under Section 409A, a termination of Service occurs only upon an event that would be a Separation from Service within the meaning of Section 409A.  Furthermore, if, at the time of your Separation from Service, (1) you are a “specified employee” within the meaning of Section 409A, and (2) the Company makes a good faith determination that an amount payable on account of your Separation from Service constitutes deferred compensation (within the meaning of Section 409A), the payment of which is required to be delayed pursuant to the six (6)-month delay rule set forth in Section 409A to avoid taxes or penalties under Section 409A (the “Delay Period”), then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after the Delay Period (or upon your death, if earlier), without interest.  Each installment of RSUs that vest under this Agreement (if there is more than one installment) will be considered one of a series of separate payments for purposes of Section 409A.

Notwithstanding anything to the contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this grant of RSUs is exempt from or in compliance with Section 409A or to prevent the assessment of any excise tax or penalty on you under Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

Other Agreements

You agree, as a condition of this grant of RSUs, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of

the terms and conditions described above and in the Plan.

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Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

COVER SHEET

Braeburn Pharmaceuticals, Inc., a Delaware corporation (the “Company”), hereby grants restricted stock units (the “RSUs”) relating to shares of the Company’s common stock, par value $0.01 per share (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth below.  Additional terms and conditions of the RSUs are set forth on this cover sheet and in the attached Restricted Stock Unit Agreement (together, the “Agreement”) and in the Company’s 2015 Equity Incentive Plan (as amended from time to time, the “Plan”).

Grant Date:

Name of Grantee:

Last Four Digits of Grantee’s Social Security Number:

Number of Shares of Stock Covered by the RSUs:

Vesting Start Date:

Vesting Schedule:

Subject to the Plan and the forfeiture provisions under the Agreement, you shall be eligible to vest in your RSUs as follows:

(1)        Twenty-five percent (25%) of the RSUs on the first anniversary of the Vesting Start Date, if you continue in Service from the Grant Date through the first anniversary of the Vesting Start Date, and

(2)        An additional 1/36th of the RSUs on the first day of each of the thirty-six (36) months following the first anniversary of the Vesting Start Date, if you continue in Service from the Grant Date through the applicable monthly vesting date.

Upon the occurrence of a Liquidity Event prior to the Expiration Date, you will vest in the number of your RSUs in which you are eligible to vest as determined above.  Furthermore, for purposes of the preceding sentence, the Liquidity Event may follow your termination of Service, but, in such event, you shall only vest in the number of your RSUs in which you were otherwise eligible to vest, as determined above, as of the date of your termination of Service.  If you remain in Service as of the date of an IPO that occurs at a time when you are not eligible for vesting in one hundred percent (100%) of your RSUs, your unvested RSUs will become vested based on your continued Service as of the vesting eligibility dates set forth above. For avoidance of doubt, upon termination of Service, you will remain eligible to vest in the number of RSUs in which you were otherwise eligible to vest upon a Liquidity Event at the time of your separation of Service, but you will not be eligible to vest in an additional number of RSUs subsequent to the date of your termination of Service. Furthermore, the number of RSUs in which you are eligible to vest upon the date of termination of Service will not vest until a Liquidity Event.

Notwithstanding the foregoing, if you remain in Service upon the occurrence of a Change in Control prior to the Expiration Date, whether prior to or following an IPO, one hundred percent (100%) of the RSUs shall automatically vest.

Expiration Date:	The tenth (10th) anniversary of the Grant Date, with such exceptions as set forth in this Agreement.

By your signature below, you agree to all of the terms and conditions described in the Agreement and in the Plan (a copy of which is also attached).  You acknowledge that you have carefully reviewed the Plan and agree that the Plan shall control in the event any provision of this Agreement should appear to be inconsistent.

Grantee:		Date:
(Signature)

Company:		Date:
(Signature)

Name:

Title:

Attachment

This is not a share certificate or a negotiable instrument.

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BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

Restricted Stock Units	This Agreement evidences an award of RSUs in the number set forth on the cover sheet and subject to the terms and conditions set forth in the Agreement and the Plan.

Transferability

Your RSUs may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered, whether by operation of law or otherwise, nor may the RSUs be made subject to execution, attachment, or similar process.  If you attempt to do any of these things, you will immediately and automatically forfeit your RSUs.

Vesting

Your RSUs shall vest in accordance with the vesting schedule set forth on the cover sheet of this Agreement; provided, however, that for purposes of vesting, fractional numbers of shares of Stock shall be rounded down to the next nearest whole number.  You cannot vest in more than the number of shares of Stock covered by your RSUs, as set forth on the cover sheet of this Agreement.

Leaves of Absence

For purposes of this Agreement, your Service does not terminate when you go on a bona fide leave of absence that was approved by your employer in writing if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by Applicable Laws.  Your Service terminates in any event when the approved leave ends unless you immediately return to active employee work.

Your employer may determine, in its discretion, which leaves count for this purpose and when your Service terminates for all purposes under the Plan in accordance with the provisions of the Plan.  Notwithstanding the foregoing, the Company may determine, in its discretion, which leaves counts for this purpose even if your employer does not agree.

Forfeiture of Unvested RSUs

To the extent that a Liquidity Event does not occur prior to the Expiration Date, you shall immediately and automatically forfeit to the Company all of the RSUs subject to this grant as of the Expiration Date.

Delivery

Delivery of the shares of Stock represented by your vested RSUs shall be made as soon as practicable after the date on which your RSUs vest and, in any event, by no later than March 15th of the calendar year after your RSUs vest.

Evidence of Issuance

The issuance of the shares of Stock with respect to the RSUs shall be evidenced in such a manner as the Company, in its discretion, deems appropriate, including, without limitation, book-entry, registration, or issuance of one or more share certificates.

Legends

If and to the extent that the shares of Stock are represented by share certificates rather than book entry, all share certificates representing the shares of Stock issued under this Agreement shall, where applicable, have endorsed thereon the following legends:

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“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN FORFEITURE, REPURCHASE, AND OTHER RESTRICTIONS ON TRANSFER SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST.  A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

To the extent the shares of Stock are represented by a book entry, such book entry will contain an appropriate legend or restriction similar to the foregoing.

Withholding Taxes

You agree as a condition of this Agreement that you will make acceptable arrangements to pay any withholding or other taxes that may be due relating to the RSUs, the issuance of shares of Stock or cash with respect to the RSUs, and the payment of dividend equivalent rights with respect to the RSUs.  In the event that the Company or any Affiliate determines that any federal, state, local, or foreign tax or withholding payment is required relating to the RSUs, the issuance of shares of Stock with respect to the RSUs, and/or the payment of dividend equivalent rights with respect to the RSUs, the Company or any Affiliate shall have the right to (i) require you to tender a cash payment, (ii) deduct from payments of any kind otherwise due to you, or (iii) withhold the delivery of vested shares of Stock otherwise deliverable under this Agreement to meet such obligations; provided that the shares of Stock so withheld will have an aggregate Fair Market Value not exceeding the minimum amount of tax required to be withheld by Applicable Laws.

You agree that the Company or any Affiliate shall be entitled to use whatever method it may deem appropriate to recover such taxes.  You further agree that the Company or any Affiliate may, as it reasonably considers necessary, amend or vary this Agreement to facilitate such recovery of taxes.

Stockholder Rights

You have no rights as a stockholder with respect to the RSUs unless and until shares of Stock relating to the RSUs have been issued to you and either a certificate evidencing your Stock has been issued or an appropriate entry has been made on the Company’s books.  No adjustments are made for dividends, distributions, or other rights if the applicable record date occurs before your certificate is issued (or an appropriate book entry is made), except as described in the Plan.

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Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s Initial Public Offering, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of Stock issued pursuant to this Agreement without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed one hundred eighty (180) days in length, unless otherwise provided in any subscription agreement, stockholders agreement, or voting trust to which you are or become a party).

Investment Representation

If the offer/sale of Stock under the Plan is not registered under the Securities Act, but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of settlement of the RSUs that the Stock being acquired upon settlement of the RSUs, if any, is being acquired for investment and not with a view to the sale or distribution thereof and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

Company’s Right of First Refusal

In the event that you propose to sell, pledge, or otherwise transfer to a third party any shares of Stock acquired under this Agreement, or any interest in such shares of Stock, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such shares of Stock.  If you desire to transfer shares of Stock acquired under this Agreement, you must give a written transfer notice to the Company describing fully the proposed transfer, including the number of shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee (a “Transfer Notice”).  The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the shares of Stock.  The Company shall have the right to purchase all (and not less than all) of the shares of Stock on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the shares of Stock subject to the Transfer Notice on the terms and conditions described in the Transfer Notice.  Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above.  If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the shares of Stock on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the

5

shares of Stock was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the shares of Stock with lawful money equal to the present value of the consideration described in the Transfer Notice.

In the case of any purchase of shares of Stock under this Right of First Refusal, at the option of the Company, the Company may pay you the purchase price in three (3) or fewer annual installments.  Interest shall be credited on the installments at the applicable federal rate (as determined for purposes of Section 1274 of the Code) in effect on the date on which the purchase is made.  The Company shall pay at least one-third (1/3) of the total purchase price each year, plus interest on the unpaid balance, with the first payment being made on or before the sixtieth (60th) day after the purchase.

The Company’s rights under this subsection shall be freely assignable, in whole or in part; shall inure to the benefit of its successors and assigns; and shall be binding upon any transferee of the shares of Stock.

The Company’s Right of First Refusal shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

Right to Repurchase

Following termination of your Service for any reason, the Company shall have the right to purchase all of those shares of Stock that you have acquired or will acquire under this Agreement.  If the Company exercises its right to purchase the shares of Stock, the Company will notify you of its intention to purchase such shares and will consummate the purchase within one year (or ninety (90) days to the extent required by Applicable Laws) of your termination of Service.

The purchase price shall be the Fair Market Value of the shares on the date of your termination of Service if the Company exercises its right to purchase such shares within ninety (90) days of your termination of Service; otherwise the purchase price shall be the Fair Market Value of the shares on the date the Company gives you notice of its intent to exercise its right to purchase the shares.  Notwithstanding the foregoing, if your Service is terminated for Cause, the purchase price shall be equal to the aggregate purchase price per share of Stock, if any.

The Company’s rights to repurchase shall terminate in the event that the Stock is listed on a Stock Exchange or is publicly traded on a Securities Market.

No Right to Continued Employment or Other Service

This Agreement and the RSUs evidenced by this Agreement do not give you the right to be retained by the Company or any Affiliate in any capacity.  Unless otherwise specified in a written employment or other written compensatory agreement between you and the Company or an Affiliate, the Company or any Affiliate, as applicable, reserves the right to terminate your Service relationship with the Company or an Affiliate at any time and for any reason.

Corporate Activity	Your RSUs shall be subject to the terms of any applicable agreement of merger, liquidation, or reorganization in the event the Company is subject to

6

such corporate activity, consistent with Section 14 of the Plan.

Clawback

The RSUs are subject to mandatory repayment by you to the Company to the extent you are or in the future become subject to Applicable Laws, including any Company policy adopted pursuant to such Applicable Laws (but only to the extent required by Applicable Laws), which require the repayment by you to the Company of compensation paid by the Company to you in the event that you fail to comply with, or violate, the terms or requirements of Applicable Laws.

To the extent Applicable Law so requires, if the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under Applicable Laws and you knowingly engaged in the misconduct, were grossly negligent in engaging in the misconduct, knowingly failed to prevent the misconduct, or were grossly negligent in failing to prevent the misconduct, you shall reimburse the Company the amount of any payment in settlement of the RSUs earned or accrued during the twelve (12)-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever first occurred) of the financial document that contained such material noncompliance.

Governing Law & Venue

The validity and construction of this Agreement will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of any other jurisdiction.

The Plan

The text of the Plan is incorporated into this Agreement by reference.

Certain capitalized terms used in this Agreement are defined in the Plan and have the meaning set forth in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding the RSUs.  Any prior agreements, commitments, or negotiations concerning the RSUs are superseded; except that any written employment, consulting, confidentiality, non-competition, non-solicitation, and/or severance agreement between you and the Company or an Affiliate, as applicable, shall supersede this Agreement with respect to its subject matter.

Disclaimer of Rights

The grant of RSUs under this Agreement will in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to you.  You will have no rights under this Agreement or the Plan other than those of a general unsecured creditor of the Company.  RSUs represent unfunded and unsecured obligations of the Company, subject to the terms and conditions of the Plan and this Agreement.

Data Privacy

To administer the Plan, the Company may process personal data about you.  Such data includes, but is not limited to, information provided in this Agreement and any changes thereto, other appropriate personal and financial data about you, such as your contact information, payroll information, and any

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other information that might be deemed appropriate by the Company to facilitate the administration of the Plan.  By accepting the RSUs, you give explicit consent to the Company, any Affiliate, and their designees to process any such personal data.  You also give explicit consent to the Company, any Affiliate, and their designees to transfer any such personal data outside the country in which you work or are employed to transferees who shall include the Company and other persons who are designated by the Company to administer the Plan.

Electronic Delivery

By accepting the RSUs, you consent to receive documents related to the RSUs by electronic delivery (including e-mail or reference to a website or other URL) and, if requested, agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company, and your consent shall remain in effect throughout your term of Service and thereafter until you withdraw such consent in writing to the Company.

Code Section 409A

The grant of RSUs under this Agreement is intended to be exempt from Code Section 409A (“Section 409A”) as a short-term deferral.

To the extent it is determined that the RSUs constitute “deferred compensation” under Section 409A, a termination of Service occurs only upon an event that would be a Separation from Service within the meaning of Section 409A.  Furthermore, if, at the time of your Separation from Service, (1) you are a “specified employee” within the meaning of Section 409A, and (2) the Company makes a good faith determination that an amount payable on account of your Separation from Service constitutes deferred compensation (within the meaning of Section 409A), the payment of which is required to be delayed pursuant to the six (6)-month delay rule set forth in Section 409A to avoid taxes or penalties under Section 409A (the “Delay Period”), then the Company will not pay such amount on the otherwise scheduled payment date but will instead pay it in a lump sum on the first business day after the Delay Period (or upon your death, if earlier), without interest.  Each installment of RSUs that vest under this Agreement (if there is more than one installment) will be considered one of a series of separate payments for purposes of Section 409A.

Notwithstanding anything to the contrary in the Plan or this Agreement, neither the Company, its Affiliates, the Board, nor the Committee shall have any obligation to take any action to ensure that this grant of RSUs is exempt from or in compliance with Section 409A or to prevent the assessment of any excise tax or penalty on you under Section 409A, and neither the Company, its Affiliates, the Board, nor the Committee shall have any liability to you for such tax or penalty.

Other Agreements

You agree, as a condition of this grant of RSUs, that you will execute such document(s) as necessary to become a party to any subscription agreement, stockholders agreement, or voting trust as the Company may require.

By signing this Agreement, you agree to all of
the terms and conditions described above and in the Plan.

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Exhibit A

BRAEBURN PHARMACEUTICALS, INC.

2015 EQUITY INCENTIVE PLAN

[See attached]